SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2001
                                                   -----------


                           ZIASUN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
          -------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


     000-27349                                          84-1376402
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(Commission File Number)                   (I.R.S. Employer Identification No.)

462 Stevens Avenue, Suite 106, Solana Beach, CA          92075
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(Address of principal executive offices)               (Zip Code)

                                 (858) 350-4060
               -------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     ZiaSun Technologies, Inc., a Nevada corporation ("ZiaSun") and Telescan, Inc., a Delaware corporation ("Telescan") have entered into an Agreement and Plan of Merger, dated May 3, 2001 (the "Merger Agreement"), whereby Telescan and ZiaSun shall engage in a business combination (the "Merger") that results in each becoming a wholly owned subsidiary of a new corporation, INVESTools, Inc ("INVESTools"), to be organized under the laws of the State of Delaware.

     As a result of the Merger, each issued and outstanding share of ZiaSun common stock, par value $0.001 per share, shall be converted into the right to receive one share of INVESTools Common Stock, par value $0.01 per share ("INVESTools Common Stock"). Each issued and outstanding share of Telescan common stock, par value $0.01 per share, shall be converted into the right to receive 0.56486 shares of INVESTools common stock and each issued and outstanding share of Telescan 5% Series B Convertible Preferred Stock, par value $0.01 per share, shall be converted into and become one share of INVESTools 5% Convertible Preferred Stock, par value $0.01 per share.

     While the Merger Agreement prohibits Telescan and ZiaSun from soliciting competing acquisition proposals, each may provide non-public information to, and engage in negotiations and discussions with respect to, an unsolicited, written superior proposal made to it. Furthermore, subject to compliance with the terms of the Merger Agreement and payment of a fee equal to 3% of the aggregate market value of its outstanding common stock, either party may terminate the Merger Agreement and accept a superior proposal.

     Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of the Telescan and certain stockholders of ZiaSun entered into voting agreements (the "Voting Agreements") whereby the stockholders commit to vote for the adoption of the Merger. The Voting Agreements terminate in the event the Merger Agreement is terminated (including in the events described in the preceding paragraph).

     The closing of the Merger is subject to certain conditions, including the approval of the stockholders of Telescan and ZiaSun.

     Copies of the Merger Agreement, the Voting Agreements and the press release, dated May 3, 2001, relating to the above-described transactions, are attached exhibits to this report and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements And Exhibits

     Exhibit
     Number    Description
     ------    -----------
     2.7 Agreement and Plan of Merger, dated as of May 3, 2001, between ZiaSun Technologies, Inc. and Telescan, Inc.

     99.1 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Scott Harris.

     99.2 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and David W. McCoy.

     99.3 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and D. Scott Elder.

     99.4 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Ross Jardine.

     99.5 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Momentum Media Ltd.

     99.6 Voting  Agreement,  dated  as of May 3,  2001,  by  and  among  ZiaSun
          Technologies, Inc., NBC-TSCN Holding, Inc. and GE Capital Equity Investments, Inc.

     99.7 Voting Agreement, dated as of May 3, 2001, by and between ZiaSun Technologies, Inc. and Vulcan Ventures, Inc.

     99.8 Voting Agreement, dated as of May 3, 2001, by and between ZiaSun Technologies, Inc. and LJH Corporation.

     99.9 Press release issued May 3, 2001, regarding the Merger.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZIASUN TECHNOLOGIES, INC.
                                             (Registrant)


Date: May 11, 2001                           /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its:  Chairman of the Board and CEO


Date: May 14, 2001                           /S/ Allen D. Hardman
                                             -----------------------------------
                                             By: Allen D. Hardman
                                             Its:  President and COO

                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number    Description
     ------    -----------
     2.7 Agreement and Plan of Merger, dated as of May 3, 2001, between ZiaSun Technologies, Inc. and Telescan, Inc.

     99.1 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Scott Harris.

     99.2 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and David W. McCoy.

     99.3 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and D. Scott Elder.

     99.4 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Ross Jardine.

     99.5 Voting Agreement, dated as of May 3, 2001, by and between Telescan, Inc. and Momentum Media Ltd.

     99.6 Voting  Agreement,  dated  as of May 3,  2001,  by  and  among  ZiaSun
          Technologies, Inc., NBC-TSCN Holding, Inc. and GE Capital Equity Investments, Inc.

     99.7 Voting Agreement, dated as of May 3, 2001, by and between ZiaSun Technologies, Inc. and Vulcan Ventures, Inc.

     99.8 Voting Agreement, dated as of May 3, 2001, by and between ZiaSun Technologies, Inc. and LJH Corporation.

     99.9 Press release issued May 3, 2001, regarding the Merger.